SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 10, 2002
                                                 -------------------------------


                              E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                      1-11921                 94-2844166
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


4500 Bohannon Drive, Menlo Park, California                           94025
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:              (650) 331-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS

     On May 9, 2002, E*TRADE Group, Inc. issued a Press Release announcing an agreement with Chairman of the Board and Chief Executive Officer Christos M. Cotsakos for a two-year contract. The Press Release and Employment Agreement are filed as Exhibits to this Current Report on Form 8-K and the contents of the Exhibits are included herein by reference.


ITEM 7. EXHIBITS

     10.1 Form of Employment Agreement dated May 15, 2002, between E*TRADE Group, Inc. and Christos M. Cotsakos

     99.1  Press Release issued May 9, 2002


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 10, 2002

                                               E*TRADE Group, Inc.


                                               By: /s/ Russell S. Elmer
                                                  ------------------------------
                                                   Russell S. Elmer
                                                   Assistant Corporate Secretary




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                                 EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION

10.1 Form of Employment Agreement dated May 15, 2002, between E*TRADE Group, Inc. and Christos M. Cotsakos

99.1            Press Release issued May 9, 2002